# Articles of Incorporation
(PURSUANT TO NRS 78)
STATE OF NEVADA

Secretary of State

Filing fee:
Receipt #:

**Receipt No.** FY9800018584
WOODBURN & WEDGE
09/30/1997 (125) 185.00
REC'D BY SH
(For filing office use)

SEP 30 1997
(For filing office use)

DEAN HELLER SECRETARY OF STATE

C21241-97

**IMPORTANT:** Read instructions on reverse side before completing this form.
TYPE OR PRINT (BLACK INK ONLY)

1. **NAME OF CORPORATION:** Phoenix Container, Inc.
2. **RESIDENT AGENT:** (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

Name of Resident Agent: The Corporation Trust Company of Nevada

Street Address: One (Street No.) East First Street (Street Name) Reno, Nevada (City) 89501 (Zip)

3. **SHARES:** (number of shares the corporation is authorized to issue)
Number of shares with par value: 10,000,000 Par Value: $.001 Number of shares without par value: ______
4. **GOVERNING BOARD:** Shall be styled as (check one): X Directors ______ Trustees
The FIRST BOARD OF DIRECTORS shall consist of 2 members and the names and addresses are as follows (attach additional pages if necessary):

| Name | Address | City/State/Zip |
|---|---|---|
| Steve Wall | 1200 Airport Rd., Suite C N.Brunswick, NJ | 08902 |
| Ken Sokoloff | Same as above | |

5. **PURPOSE** (optional - see reverse side): The purpose of the corporation shall be:
6. **OTHER MATTERS:** This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached 1
7. **SIGNATURES OF INCORPORATORS:** The names and addresses of each of the incorporators signing the articles: (signature must be notarized) (Attach additional pages if there are more than two incorporators.)

Name (print): Jennifer A. Golub
Address: 371 Hoes Lane, Piscataway, N.J. 08854 City/State/Zip
Signature: Jennifer A. Golub

State of New Jersey County of Middlesex
This instrument was acknowledged before me on
September 24, 19 97, by
Jennifer A. Golub
Name of Person
as incorporator
of Phoenix Container, Inc.
(name of party on behalf of whom instrument was executed)
Christine Dee Goldberg
CHRISTINE DEE GOLDBERG
NOTARY PUBLIC OF NEW JERSEY
My Commission Expires 12/3/97
(affix notary stamp or seal)

Name (print) ______
Address ______ City/State/Zip
Signature ______
State of ______ County of ______
This instrument was acknowledged before me on ______, 19__, by
Name of Person
as incorporator
of ______
(name of party on behalf of whom instrument was executed)
Notary Public Signature
(affix notary stamp or seal)

8. **CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT**
The Corporation Trust Company of Nevada hereby accepts appointment as Resident Agent for the above named corporation.

The Corporation Trust Company of Nevada By:
[signature]
Signature of Resident Agent (Assistant Secretary)

September 29, 1997
Date

REV. 10/97 - 11/9/95

**PHOENIX CONTAINER, INC.**

**Articles of Incorporation**

6. OTHER MATTERS: No director or officer of the corporation shall be personally liable to the corporation or any of its shareholders for damages for breach of fiduciary duty other than as expressly provided by NRS Title 7 Chapter 78.

*090201*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

| Filed in the office of | Document Number |
| --- | --- |
| Ross Miller Secretary of State State of Nevada | 20100931654-61 |
| | Filing Date and Time: 12/16/2010 2:30 PM |
| | Entity Number: C21241-1997 |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

**(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)**

1. Name of corporation:

Phoenix Container, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 is hereby amended and restated in its entirety as follows:

3. SHARES (number of shares the corporation is authorized to issue):
Number of shares with par value: 0
Number of shares without par value: 20,000,000

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 98% of outstanding shares in favor

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer Josh Sokoloff, President

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

*140103*

**ROSS MILLER**
**Secretary of State**
**204 North Carson Street, Suite 1**
**Carson City, Nevada 89701-4520**
**(775) 684-5708**
**Website: www.nvsos.gov**

| Filed in the office of | Document Number |
|---|---|
| [signature] | 20100942927-96 |
| Ross Miller | Filing Date and Time |
| Secretary of State | 12/21/2010 12:10 PM |
| State of Nevada | Entity Number C21241-1997 |

# Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

**USE BLACK INK ONLY - DO NOT HIGHLIGHT** **ABOVE SPACE IS FOR OFFICE USE ONLY**

## Articles of Merger
## (Pursuant to NRS Chapter 92A)

**1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):**

☐ **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.**

Phoenix Merger Sub, Inc.
Name of merging entity

Nevada
Jurisdiction

Corporation
Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

and,

Phoenix Container, Inc.
Name of surviving entity

Nevada
Jurisdiction

Corporation
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

**Filing Fee: $350.00**

*This form must be accompanied by appropriate fees.*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

# Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn: N/A

c/o: N/A

3) Choose one:

☐ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☒ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4) Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.

(a) Owner's approval was not required from

N/A

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Phoenix Container, Inc.

Name of surviving entity, if applicable

*This form must be accompanied by appropriate fees.*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

# Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Phoenix Merger Sub, Inc.
Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

N/A
Name of **surviving** entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

*This form must be accompanied by appropriate fees.*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

# Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

N/A

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

*This form must be accompanied by appropriate fees.*

**ROSS MILLER**
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

# Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

**5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:**

N/A

**6) Location of Plan of Merger (check a or b):**

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

**7) Effective date (optional)**:** N/A

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

*This form must be accompanied by appropriate fees.*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

# Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.

PHOENIX MERGER SUB, INC.
Name of merging entity

X
Signature | President Title | Date

Name of merging entity

X
Signature | Title | Date

Name of merging entity

X
Signature | Title | Date

Name of merging entity

X
Signature | Title | Date

and,

PHOENIX CONTAINER, INC.
Name of surviving entity

X
Signature | President Title | Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

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